UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2006
                                                         ----------------

                             INVESTORS BANCORP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                         0-51557                 22-3493930
-------------------------------     ---------------------    -------------------
(State or other jurisdiction        (Commission File No.)      (IRS Employer
 of incorporation)                                           Identification No.)




101 JFK Parkway, Short Hills, New Jersey                             07078
----------------------------------------                         ---------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (973) 924-5100
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

     On October 26, 2006, the Company issued a press release reporting its financial results for the three months ended September 30, 2006. A copy of the press release was attached as an exhibit to the Current Report on Form 8-K filed on October 27, 2006. Attached as Exhibit 99.1 to this Amendment No. 1 is the press release, including the three supplemental financial tables that were omitted from the Current Report on Form 8-K filed on October 27, 2006. This information is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01.  Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

                  Exhibit No.                 Description
                  -----------                 -----------

                     99.1                     Press Release dated October 26,
                                              2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          INVESTORS BANCORP, INC.



DATE:  November 1, 2006                   By:  /s/  Kevin Cummings
                                             -----------------------------------
                                             Kevin Cummings
                                             Executive Vice President and Chief
                                              Operating Officer

                                  EXHIBIT INDEX


Exhibit           Description

99.1     Press Release dated October 26, 2006